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                                                                    EXHIBIT 10.1
                               WARRANT AGREEMENT


         THIS WARRANT AGREEMENT (the "Agreement") is executed as of __________, 1997, between Olicom A/S, a corporation organized under the laws of the Kingdom of Denmark (the "Company"), and American Stock Transfer & Trust Company, a New York corporation, as warrant agent (the "Warrant Agent").

         The Company, PW Acquisition Corporation, a Delaware corporation ("MergerSub"), and CrossComm Corporation, a Delaware corporation ("CrossComm"), have executed and delivered an Agreement and Plan of Reorganization dated as of March 20, 1997 (the "Merger Agreement"), providing for the merger of MergerSub with and into CrossComm, whereby CrossComm shall be a wholly-owned subsidiary of the Company immediately following the Effective Time (as defined in the Merger Agreement) (the "Merger").

         Pursuant to Section 1.6(b) of the Merger Agreement, the Company proposes to issue, as part of the Merger Consideration (as defined in Section 1.6(b) of the Merger Agreement), a new issue of Warrants (as defined in Section 1.6(b) of the Merger Agreement), entitling the holders thereof to purchase shares (the "Warrant Shares") of common stock, nominal value DKK 0.25 per share, in the Company (the "Common Stock"). The Warrants shall be governed by the terms and provisions of this Agreement.

         The Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance, registration, registration of transfer, replacement and exchange of warrant certificates and the exercise of Warrants.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

         1. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth herein, and the Warrant Agent hereby accepts such appointment, upon the terms and conditions hereinafter set forth.

         2. Amount Issued. Subject to the provisions of this Agreement, _______ Warrants to purchase up to an aggregate of ________ Warrant Shares may be issued and delivered by the Company hereunder. The Warrants issued hereunder shall be deemed to have been issued as of the Closing Date (as defined in Section 1.2 of the Merger Agreement).

          3. Form of Warrant Certificate. The certificates evidencing the Warrants (the "Warrant Certificates") (and the forms of election to purchase Warrant Shares and of assignment to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit A hereto and may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or
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regulation of The Nasdaq Stock Market or any national stock exchange on which the Warrants may from time to time be listed, or to conform to usage. Each Warrant Certificate shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future Managing Director and, to the extent requested by the Company, other directors of the Company. The Warrant Certificates shall be dated as of the Closing Date, upon initial issuance by the Company, and thereafter, upon transfer or exchange, as of the date of countersignature thereof by the Warrant Agent.

         4.         Registration and Countersignature.

                    (a) The Warrant Agent shall maintain books for the registration, and registration of transfer, of the Warrant Certificates. The Warrant Certificates shall be countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. The Warrant Certificates shall be so countersigned, however, by the Warrant Agent and shall be delivered by the Warrant Agent, notwithstanding that the persons whose manual or facsimile signatures appear thereon as proper officers (and directors, to the extent their signatures thereon are requested by the Company) of the Company shall have ceased to be such officers (or directors) at the time of such countersignature or delivery.

                    (b) Prior to due presentment for registration or transfer of the Warrant Certificates, the Company and the Warrant Agent shall deem and treat the registered holder thereof as the absolute owner of Warrants (notwithstanding any notation of ownership or other writing on the Warrant Certificate made by anyone other than the Company or the Warrant Agent), for the purpose of any exercise thereof and for all other purposes and no transfer or exchange will be effective unless made in accordance with Sections 11 and 12 herein and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

         5. Registration of Transfers and Exchanges. The Warrant Agent shall from time to time register the transfer of any outstanding Warrant Certificates made in accordance with Sections 11 and 12 herein upon the books to be maintained by the Warrant Agent for that purpose, upon surrender thereof to the Company or to the Warrant Agent accompanied (if so required by the Company or the Warrant Agent) by a written instrument or instruments of transfer in form satisfactory to the Company and the Warrant Agent, duly executed by the registered holder or by a duly authorized representative or attorney, such signature to be guaranteed by an eligible guarantee institution with a membership in an approved Medallion Signature Guarantee Program, which institution may be a commercial bank, trust company credit union or savings association having an office in the United States, a broker or dealer that is a member of the National Association of Securities Dealers, Inc., a member of a national securities exchange or such commercial banks or similar institutions in Denmark as may be designated by the Company (any such entity being an "Eligible Institution"). In all cases of written requests pursuant to Sections 6 or 12 hereof by an attorney, the original power of attorney, duly approved, or copy thereof, duly certified and satisfactory to the Warrant Agent, shall be deposited and remain with the Warrant Agent. In the case of written request by executors, administrators, guardians or other legal representatives, duly





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authenticated evidence of their authority satisfactory to the Warrant Agent shall be produced and deposited with the Warrant Agent. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee and the surrendered Warrant Certificate shall be cancelled by the Warrant Agent. Warrant Certificates so cancelled shall be delivered by the Warrant Agent to the Company from time to time or otherwise disposed of by the Warrant Agent in a manner satisfactory to the Company. Warrant Certificates may be exchanged at the option of the holder thereof when surrendered at the principal office of the Warrant Agent in New York, New York or the principal office of the Company in greater Copenhagen, Denmark (in such event the Company shall forward the Warrant Certificates surrendered and the instruments of transfer to the Warrant Agent) for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate the number of Warrants evidenced by the Warrant Certificate or Warrant Certificates so surrendered. The Warrant Agent shall countersign and deliver, in accordance with the provisions of this Section 5 and of Section 4 hereof, the new Warrant Certificate or Warrant Certificates required pursuant to the provisions of this
Section 5, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purpose.

         6.         Duration and Exercise of Warrants.

                    (a) The Warrants may be exercised at any time or from time to time after the date hereof and will expire at 5:00 p.m., Eastern time, on ______________________________, 2000 (the "Expiration
         Date"), at which time all rights evidenced by the Warrants shall cease and the Warrants shall become void.

                    (b) Subject to the provisions of this Agreement, the registered holder of each Warrant shall have the right to purchase from the Company (and the Company shall issue and sell to such registered holder) the number of fully paid and nonassessable Warrant Shares set forth on such holder's Warrant Certificate (or such number of Warrant Shares as may result from adjustments made from time to time as provided in Section 14 of this Agreement), at the price of $19.74 per Warrant Share in lawful money of the United States of America (such exercise price per Warrant Shares, as adjusted from time to time as provided in Section 14 herein, being referred to herein as the "Exercise Price"), upon (i) surrender of the Warrant Certificate to the Company at the principal office of the Warrant Agent in New York, New York or the principal office of the Company in greater Copenhagen, Denmark with the form of exercise election contained therein duly completed and signed in accordance with Section 5 hereof by the registered holder or holders thereof or by a duly appointed legal representative thereof or by a duly authorized attorney, such signature to be guaranteed by an Eligible Institution if the Warrant Shares are to be issued to a person other than the registered holder of the Warrants and (ii) payment, in lawful money of the United States of America by money order or bank draft, of the Exercise Price for the Warrant Share or Warrant Shares in respect of which such Warrant is exercised. Subject to Section 8 hereof, upon surrender of a Warrant Certificate, and payment of the Exercise Price, the Company shall issue and cause to be registered, countersigned and delivered to or upon the written order of the registered holder of such Warrant and in such





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         name or names as may duly be designated, a certificate for the Warrant
         Shares being issued pursuant to the Warrant then being exercised, together with cash in respect of any fraction of a Warrant Share issuable upon such surrender.

                    (c) Each person in whose name any certificate for Warrant Shares is issued upon the exercise of Warrants shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on, and such certificate shall be dated, the date upon which the Warrant Certificate evidencing such Warrants was duly surrendered and payment of the Exercise Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Stock transfer books of the Company are closed, such person shall be deemed to have become the record holder of such Warrant Shares on, and such certificate shall be dated, the next succeeding business day on which the Common Stock transfer books of the Company are open (whether before, on or after the Expiration Date) and until such date the Company shall be under no duty to deliver any certificate for such share or shares.

                    (d) In the event that less than all the Warrants represented by a Warrant Certificate are exercised by the registered holder thereof or a duly authorized representative before 5:00 p.m., Eastern time, on the Expiration Date, a new Warrant Certificate will be issued for the remaining number of Warrants exercisable pursuant to the Warrant Certificate so surrendered, and the Warrant Agent shall countersign and deliver the required new Warrant Certificate pursuant to the provisions of this Section 6 and of Section 4 hereof and the Company, whenever required by the Warrant Agent, shall deliver to the Warrant Agent a Warrant Certificate duly executed on behalf of the Company for such purpose.

                    (e) The number of Warrant Shares to be received upon exercise of a Warrant and the price to be paid for a Warrant Share are subject to adjustment from time to time as hereinafter set forth in
         Section 14.

         7. Fractional Interests. The Company shall not be required to issue any Warrant Certificate evidencing a fraction of a Warrant or to issue fractions of shares of securities on the exercise of the Warrants. If any fraction (calculated to the nearest one-hundredth) of a Warrant or a share of securities would, except for the provisions of this Section, be issuable on the exercise of any Warrant, the Company shall, at its option, either purchase such fraction for an amount in cash equal to the current value of such fraction computed on the basis of the closing market price (as quoted on The Nasdaq Stock Market) on the trading day immediately preceding the day upon which such Warrant Certificate was surrendered for exercise in accordance with Section 6 hereof or issue the required Warrant or share. By accepting a Warrant Certificate, the holder thereof expressly waives any right to receive a Warrant Certificate evidencing any fraction of a Warrant or to receive any fractional share of securities upon exercise of a Warrant, except as expressly provided in this Section 7.

         8. Payment of Taxes. The Company shall pay all documentary stamp, transfer taxes and other taxes attributable to the original issuance of the Warrants and of the Warrant Shares upon





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the exercise of Warrants; provided, however, that the Company shall not be required to (a) pay any tax which may be payable in respect of any transfer or delivery of Warrant Certificates or the issuance or delivery of certificates for shares of Common Stock in a name other than that of the registered holder of the Warrant Certificate upon the exercise of a Warrant or (b) issue or deliver any certificate for Warrant Shares upon the exercise of any Warrants until any such tax required to be paid under clause (a) shall have been paid, all such tax being payable by the holder of such Warrant at the time of surrender.

         9. Mutilated or Missing Warrant Certificates. In case any Warrant Certificate shall be mutilated, lost, stolen or destroyed, upon cancellation of the mutilated, lost, stolen or destroyed Warrant Certificate, the Company shall issue, and the Warrant Agent shall countersign and deliver in exchange and substitution for the mutilated, lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate of like tenor and evidencing the number of Warrant Shares purchasable upon exercise of the Warrant Certificate so mutilated, lost, stolen or destroyed, but only upon receipt of evidence satisfactory to the Warrant Agent of such loss, theft or destruction of such Warrant Certificate and an indemnity, if requested, also satisfactory to it. Applicants for any such substitute Warrant Certificate shall also comply with such other reasonable requirements and pay such other reasonable charges as the Company or the Warrant Agent may prescribe, including the posting of a customary bond. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly mutilated, lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone.

         10. Reservation of Shares; Stock Certificates. The Company covenants and agrees that it shall at all times through the Expiration Date reserve or cause to be reserved for issuance and delivery upon exercise of the Warrants, a sufficient number of shares of Common Stock or other securities of the Company from time to time issuable upon exercise of the Warrants. The Company covenants and agrees that it shall take all such action as may be necessary to ensure that all such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights. The Company will keep a copy of this Agreement on file with its transfer agent, American Stock Transfer & Trust Company, or any successor thereto (the "Transfer Agent"). The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent certificates issuable upon exercise of outstanding Warrants. The Company will supply such Transfer Agent with duly executed certificates for such purpose. All Warrant Certificates surrendered upon exercise of Warrants shall be cancelled by the Warrant Agent and shall thereafter be delivered to the Company or otherwise disposed of in a manner satisfactory to the Company. Unless all Warrants shall have been exercised prior to 5:00 p.m. Eastern time, on the Expiration Date, the Warrant Agent shall certify to the Company, as of the close of business on the Expiration Date, the total aggregate amount of Warrants then outstanding, and thereafter no shares of Common Stock shall be subject to reservation in respect of such Warrants.





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         11.        Transfer and Registration of Warrants and Warrant Shares.

                    (a) The Warrants and the Warrant Shares, and any interest in either, may be sold, assigned, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part, only in accordance with Section 12 hereof and in compliance with applicable United States federal and state securities laws and the terms and conditions hereof.

                    (b) The Warrants and the Warrant Shares have been registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form F-4 (Registration No. __________) which was declared effective by the Securities and Exchange Commission (the "SEC") on __________, 1997. The Company will use its reasonable best efforts to keep such registration statement in effect in accordance with applicable federal securities laws through the Expiration Date or until such earlier time as no Warrants remain outstanding. The Company covenants and agrees:

                          (i) to prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective in accordance with applicable federal securities laws through the Expiration Date or until such earlier time as no Warrants remain outstanding and to use its reasonable best efforts to keep such registration statement effective during such period;

                          (ii) as expeditiously as possible, to use its reasonable best efforts to register or qualify the Warrants, and to register or qualify the Warrant Shares, under the securities or Blue Sky laws of each jurisdiction in which such registration or qualification is necessary; and

                          (iii) to pay all expenses incurred by the Company in complying with this Section 11(b), including, without limitation, (A) all registration and filing fees, (B) all printing expenses, (C) all fees and disbursements of counsel and independent public accountants for the Company,
                    (D) all Blue Sky fees and expenses (including fees and expenses of counsel in connection with any Blue Sky surveys), and the entire expense of any special audits incident to or required by any such registration.

         12.        Exchange, Transfer or Assignment of Warrants.

                    (a) The Warrants may be exchanged or transferred, at the option of the holder, upon presentation and surrender of Warrant Certificates to the Warrant Agent or to the Company, for other Warrant Certificates of different denominations, entitling the holder or holders thereof to purchase in the aggregate the same number of Warrant Shares. Subject to the preceding sentence, a Warrant Certificate may be divided or combined with other Warrant Certificates that carry the same rights upon presentation thereof at the office of the Warrant Agent or the Company, together with written notice specifying the names and





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         denominations in which new Warrant Certificates are to be issued and signed by the holder thereof in accordance with Section 5 hereof.

                    (b) The Warrants may be assigned or transferred, at the option of the holder, upon surrender of Warrant Certificates to the Warrant Agent or to the Company, with the form of warrant assignment contained therein duly executed in accordance with Section 5 hereof and accompanied by funds sufficient to pay any transfer tax. The Warrant Agent shall execute and deliver a new Warrant Certificate or Certificates in the name of the assignee or assignees named in such instrument of assignment and, if the holder's entire interest in the Warrants is not being transferred or assigned, in the name of the holder, and the Warrant Certificate surrendered shall promptly be cancelled.

                    (c) Any transfer, exchange or assignment of the Warrants shall be without charge (other than the cost of any transfer tax to be paid by the holder pursuant to Section 8 hereof) to the holder and any new Warrant Certificates issued pursuant to this Section 12 shall be dated the date such new Warrant Certificate is issued.

         13. Rights of Warrant Holder. The holder of any Warrant shall not, by virtue thereof, be entitled to any rights of a shareholder in the Company, either at law or in equity, and the rights of the holder are limited to those expressed in this Agreement.

         14. Antidilution Provisions. The Exercise Price and the number of Warrant Shares that may be purchased upon the exercise of a Warrant and the number of Warrants outstanding will be subject to change or adjustment as follows:

                    (a)   Stock Dividends, Stock Splits and Reverse Stock
         Splits and      Combinations.  If at any time after the date of the
         issuance of the Warrants and before 5:00 p.m., Eastern time, on the Expiration Date, (i) the Company shall fix a record date for the issuance of any stock dividend payable in shares of capital stock of the Company or (ii) the number of shares of Common Stock shall have been increased by a subdivision or stock split of shares of Common Stock or decreased by a reverse stock split or combination of shares of Common Stock, then, on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or immediately after the effective date of such subdivision, stock split, reverse stock split or combination, as the case may be, the number of Warrant Shares to be delivered upon exercise of any Warrant will be appropriately increased or decreased, as the case may be, so that each holder of a Warrant thereafter will be entitled to receive the number of shares of Common Stock that such holder would have owned or have been entitled to receive immediately following such action had the Warrant been exercised immediately prior thereto, and the Exercise Price will be appropriately adjusted. The time of occurrence of any event giving rise to an adjustment made pursuant to this Section 14(a) shall, in the case of a subdivision, stock split, reverse stock split or combination, be the effective date thereof and shall, in the case of a dividend or distribution, be the record date thereof.





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                    (b)   Reorganization, Reclassification, Etc.  If any
         capital reorganization of the Company, or any reclassification of the Common Stock, or any consolidation of the Company with or merger of the Company with or into any other corporation or any sale, lease or other transfer of all or substantially all of the assets of the Company to any other entity (including any individual, partnership, joint venture, corporation, trust or group thereof), shall be effected in such a way that the holders of the Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, upon exercise of the Warrants in accordance with the terms of this Agreement and the Warrant Certificates, each holder shall have the right to receive the kind and amount of stock, securities or assets receivable upon such reorganization, reclassification, consolidation, merger or sale, lease or other transfer by a holder of the number of shares of Common Stock that such holder would have owned or would have been entitled to receive upon exercise of the Warrants had the Warrants been exercised immediately before such reorganization, reclassification, consolidation, merger or sale, lease or other transfer, subject to adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 14.

                    (c) Special Distributions. If at any time after the date of issuance of the Warrants and before 5:00 p.m., Eastern time, on the Expiration Date the Company shall, to or for the account or benefit of the holders of the outstanding shares of Common Stock, make any distribution, payment or transfer of any asset, property or security (but excluding those described in Section 14(a) or (b) hereof and any cash distributions made as a dividend which in any fiscal year in the aggregate are less than net earnings from continuing operations for the previous fiscal year or dividends which are consistent with past practice) of the Company or any of its subsidiaries, and thereafter, successively upon each such distribution or issuance, the Exercise Price in effect immediately prior to such distribution or issuance shall forthwith be reduced to a price determined by multiplying the Exercise Price in effect immediately prior to such distribution or issuance by a fraction (i) the numerator of which shall be the Closing Price (as defined in Section 14(d) hereof) per share of Common Stock at the record date for the determination of shareholders entitled to receive such distribution or issuance, less the then fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of such distribution applicable to one share of Common Stock and (ii) the denominator of which shall be the Closing Price per share of Common Stock at such record date. An adjustment made pursuant to this
         Section 14(c) shall become effective retroactively to the time immediately after the record date for the determination of shareholders entitled to receive such distribution or issuance.

                    (d) Definition of Closing Price. For the purposes of this Agreement, "Closing Price" means the closing price per share of the Common Stock on the principal national securities exchange on which the Common Stock is listed or admitted to trading or,





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         if not listed or traded on any such exchange, on The Nasdaq Stock
         Market or such other over-the-counter quotations system on which such shares of Common Stock are traded or, if not listed or traded on any such exchange or system, the fair market value as reasonably determined by the Board of Directors of the Company or any committee of such Board.

                    (e) Definition of Common Stock. Unless the context requires otherwise, all references to Common Stock and Warrant Shares in this Agreement and in the Warrant Certificates shall, in the event of an adjustment pursuant to this Section 14, be deemed to refer also to any other securities or property then issuable upon exercise of the Warrants as a result of such adjustment. In the event that at any time, as a result of an adjustment made pursuant to this Section 14, securities other than shares of Common Stock are issuable upon exercise of the Warrants, thereafter the number of such other shares so issuable shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section 14, and all other provisions of this Agreement with respect to Common Stock shall apply on like terms to any such other shares.

                    (f) Threshold Requirement. No adjustment in the Exercise Price or in the number of Warrant Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in such Exercise Price or in the number of Warrant Shares purchasable upon the exercise of each Warrant; provided, however, that any adjustments which by reason of this Section 14(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 14 shall be made to the nearest cent and to the nearest one-thousandth of a Warrant Share, as the case may be.

                    (g) Voluntary Adjustment by the Company. The Company may at its option, at any time during the term of the Warrants, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company or extend the Expiration Date of the Warrants.

                    (h) Readjustments. If an adjustment is made under paragraph (a), (b), or (c) above, and the event to which the adjustment relates does not occur, then any adjustments in the Exercise Price payable or number of Warrant Shares issuable that were made in accordance with such paragraphs shall be adjusted back to the Exercise Price and the number of Warrants that were in effect immediately prior to the effective date thereof or the record date for such event, as the case may be.

         15. Officer's Certificate. Whenever the number of Warrant Shares that may be purchased upon exercise of the Warrants is adjusted as required by the provisions of this Agreement, the Company will forthwith file in the custody of its executive officers at its principal office and with the Warrant Agent an officer's certificate showing the adjusted number of Warrant Shares that may be purchased upon exercise of the Warrants and the adjusted Exercise Price, determined as herein provided, setting forth in reasonable detail the facts requiring such adjustments and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the registered holder of the Warrants.





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         16.        Notice of Certain Events.  Upon any adjustment of the
Exercise Price pursuant to Section 14, the Company shall promptly, but in any event within 20 days thereafter, cause to be mailed to the registered holders of the Warrants, a certificate setting forth the Exercise Price as so adjusted and the number of Warrant Shares issuable upon the exercise of each Warrant as so adjusted and describing in reasonable detail the facts accounting for such adjustment and the method of calculation used. Where appropriate, such certificate may be given in advance and included as part of the notice required to be mailed under the other provisions of this Section 16.

         At any time during the period commencing on the date of this Agreement and ending on the Expiration Date, in the event:

                    (a) the Company authorizes the issuance of rights or warrants to subscribe for or purchase shares of Common Stock or any other subscription rights or warrants to all holders of Common Stock;

                    (b) there shall be an adjustment to the Warrants pursuant to Section 14(b) or 14(c) herein; or

                    (c) of the voluntary or involuntary dissolution, partial dissolution, liquidation or winding-up of the Company,

then the Company will cause to be mailed to the registered holders of the Warrants, at least 20 days before the applicable record or effective date hereinafter specified, a notice stating (a) the date as of which the holders of Common Stock of record entitled to receive any such rights, warrants or distributions are to be determined or (b) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up is expected to become effective, and (c) the date as of which it is expected that holders of Common Stock of record will be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up.

         Notwithstanding the foregoing, failure to give notice as required by this Agreement, shall not affect the validity of the underlying corporate action taken.

         17.        Listing on Securities Exchanges; Reservation of Shares.

                    (a) The Company shall use its best efforts to cause all shares of the Common Stock from time to time issuable upon the exercise of the Warrants to be listed on a national securities exchange or The Nasdaq Stock Market, or such other over-the-counter quotation system on which any Common Stock may at any time be listed, and shall use its best efforts to maintain such listing so long as any other shares of Common Stock are so listed; and the Company shall use its best efforts to so list on a national securities exchange or The Nasdaq Stock Market, or such other over-the-counter quotation system, and shall use its best efforts to maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of the Warrants if and so long as any shares of capital stock of the same class are listed on such national securities exchange or are traded on The Nasdaq Stock Market or such over-the-counter quotation system. Any such listing or quotation will be at the Company's expense.

                    (b) The Company will use its best efforts to cause the Warrants to be listed on a national securities exchange or The Nasdaq Stock Market, or such other over-the-counter quotation system on which any Common Stock may at any time be listed. Any such listing or quotation will be at the Company's expense.

         18. Availability of Information. The Company shall comply with all applicable public information reporting requirements of the SEC to which it may from time to time be subject.

         19. Right of Action. All rights of action in respect to this Agreement are vested in the respective registered holders of the Warrant Certificates; and any registered holder of any Warrant Certificate, without the consent of the Warrant Agent or of any other holder of a Warrant Certificate, may, in his own behalf for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, his right to exercise the Warrants evidenced by such Warrant Certificate, for the purchase of shares of the Common Stock in the manner provided in the Warrant Certificate and in this Agreement.

         20. Agreement of Holders of Warrant Certificates. Every holder of a Warrant Certificate by accepting the same consents and agrees with the Company, the Warrant Agent and with every other holder of a Warrant Certificate that:

                    (a) The Warrant Certificates are transferrable on the registry books of the Warrant Agent only upon the terms and conditions set forth in this Agreement; and

                    (b) The Company and the Warrant Agent may deem and treat the person in whose name the Warrant Certificate is registered as the absolute owner of the Warrant (notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company or the Warrant Agent) for all purposes whatever and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

         21. Duties of Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Warrants, by their acceptance thereof, shall be bound:

                    (a) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company, and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the delivery of Warrant Certificates except as herein otherwise provided.

                    (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be complied with by the Company.

                    (c) The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company), and the Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel, provided the Warrant Agent shall have exercised reasonable care in the selection and continued employment of such counsel.

                    (d) The Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant for any action taken in good faith reliance on any notice, resolution, waiver, consent, order, certificate or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the party or parties.

                    (e) The Company agrees (i) to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the execution of this Agreement, (ii) to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the execution of this Agreement (other than taxes measured by the Warrant Agent's net income), and (iii) upon request, to advance to the Warrant Agent funds to pay cash in lieu of fractional shares of Common Stock issuable upon exercise of Warrants. The Company also agrees to indemnify Warrant Agent for, and to hold it harmless against, any loss, liability, or expense, incurred by Warrant Agent, for anything done or omitted by Warrant Agent, without negligence or misconduct on the part of Warrant Agent, in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

                    (f) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more registered holders of Warrants shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery of judgment shall be for the ratable benefit of the registered holders of the Warrants, as their respective rights or interest may appear.

                    (g) The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to or otherwise act as fully and freely as though it were not the Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                    (h) The Warrant Agent shall act hereunder solely as agent, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence, bad faith or willful misconduct.

         22.        Merger, Consolidation or Change of Name of Warrant Agent.
Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the corporate trust business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor warrant agent under the provisions of Section 23 hereof. If at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and if at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the predecessor Warrant Agent and deliver such Warrant Certificates so countersigned; and if at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

         If at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignature under its prior name and deliver Warrant Certificates so countersigned; and if at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

         23. Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties under this Agreement by giving to the Company notice in writing, and to the holders of the Warrants notice in writing and sent, postage prepaid, by first class mail to each registered holder of a Warrant at such holder's address appearing in the Warrant Register, specifying a date when such resignation shall take effect, which notice shall be sent at least two weeks prior to the date so specified. Additionally, the Company may remove and discharge the Warrant Agent from its duties under this Agreement by giving to the Warrant Agent notice in writing, and to the holders of the Warrants notice in writing and sent in the manner set forth in the immediately preceding sentence, specifying a date when such removal shall take effect, which notice shall be sent at least two weeks prior to the date of removal. If the Warrant Agent shall resign or be removed, or otherwise become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Warrant Agent or of its property shall be appointed or any public official shall take charge or control of the Warrant Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has notified the Warrant Agent of such removal or has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by the registered holder of a Warrant (who shall, with such notice, submit such holder's Warrant Certificate for inspection by the Company), then the registered holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Notwithstanding any provision to the contrary contained herein, the removal or resignation of the Warrant Agent will be effective upon the expiration of the applicable notice period, and in the event a successor has not then been appointed, the Company shall assume the role of Warrant Agent until such time as a successor Warrant Agent has been appointed in accordance with the terms of this Agreement. Any successor Warrant Agent shall be (a) a corporation organized and doing business under the laws of the United States or of any state thereof, in good standing, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Warrant Agent a combined capital surplus of at least ten million dollars ($10,000,000) or (b) an affiliate of a corporation described in clause
(a) of this sentence. The Company shall cause written notice to be delivered to the registered holders of Warrants notifying such holders of the name and address of any successor Warrant Agent. After appointment the successor Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the former Warrant Agent shall deliver and transfer to the successor Warrant Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this Section 23, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor Warrant Agent, as the case may be.

         24. Identity of Transfer Agent. Forthwith upon the appointment after the date hereof of any subsequent Transfer Agent for shares of the Common Stock, the Company will file with the Warrant Agent a statement setting forth the name and address of such Transfer Agent.

         25. Successors. All covenants and provisions of this Agreement by or for the benefit of the Company, the Warrant Agent or the holders of the Warrants shall bind and inure to the benefit of their respective successors, assigns, heirs and personal representatives. This Agreement and the covenants contained herein shall not be assigned by operation of law or otherwise except as otherwise specifically provided.

         26. Termination. This Agreement shall terminate at 5:00 p.m., Eastern time, on the Expiration Date or such earlier date upon which all Warrants have been exercised or redeemed, except that the Warrant Agent shall account to the Company for all cash held by it at 5:00 p.m., Eastern time, on such Expiration Date.

         27. Governing Law. This Agreement and each Warrant Certificate shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to principles of conflicts of law); provided, however, that matters affecting the validity of corporate action taken by Olicom shall be governed by the laws of the Kingdom of Denmark. Each of the parties hereto irrevocably consents to the exclusive jurisdiction of any court located within the State of Delaware in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction and such process.

         28. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement.

         29. Headings. The headings of sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

         30. Amendments. This Agreement may be amended by the written consent of the Company and the affirmative vote or the written consent of holders holding not less than two-thirds in interest of the then outstanding Warrants; provided, however, that, except as expressly provided herein, this Agreement may not be amended to change (a) the Exercise Price, (b) the period during which the Warrants may be exercised, (c) the number or type of securities to be issued upon the exercise of the Warrants, or (d) the provisions of this Section 30, without the consent of each holder of the Warrants. Notwithstanding the foregoing, the Company and the Warrant Agent may from time to time supplement or amend this Agreement, without the approval of any holder of Warrants, in order to cure any ambiguity or to correct or supplement any provision contained in the Agreement which may be defective or inconsistent with any other provision in this Agreement, or to make any other provisions in regard to matters or questions arising under this Agreement which the Company and the Warrant Agent may deem necessary or desirable and which shall not be inconsistent with the provisions of the Warrants and which shall not adversely affect the interests of the holders of Warrants.

         31. Issuance of New Warrant Certificates. Notwithstanding any of the provisions of this Agreement or the several Warrant Certificates to the contrary, the Company may, at its option, issue new Warrant Certificates in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Exercise Price or the number or kind of shares purchasable under the several Warrant Certificates made in accordance with the provisions of this Agreement.

         32. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by nationally recognized overnight delivery service, or sent via facsimile (with confirmation of receipt) to the parties at the following address (or at such other address for a party as shall be specified by like notice):

         If to the Company, to:

         Olicom A/S
         Nybrovej 114
         DK-2800 Lyngby
         Attn: Managing Director
         Facsimile No.: +45 45 27 0129
         Telephone No.: +45 45 27 0000

         with a copy to:

              Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P.
              2200 Ross Avenue, Suite 900
              Dallas, Texas 75201
              Attn: Lawrence D. Ginsburg, Esq.
              Facsimile No.: (214) 220-4899
              Telephone No.: (214) 220-4438

         If to the Warrant Agent, to:

         American Stock Transfer & Trust Company
         40 Wall Street
         New York, New York 10005
         Attention: George Karfunkel
         Facsimile No.: (718) 236-4588
         Telephone No.: (718) 921-8200

Notices by personal delivery or via nationally recognized overnight delivery service shall be effective upon receipt. Telecopied notices shall be effective on the date of receipt if received by 5:00 p.m. local time where received, and on the next business day if received thereafter.

         33. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation, other than the Company, the Warrant Agent and the registered holders of the Warrants, any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of the Warrants.

         34. Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement shall continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purposes of such void or unenforceable provision.

         35. Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy shall not preclude the exercise of any other remedy.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the first date written above.

                                      OLICOM A/S



                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                      AMERICAN STOCK TRANSFER & TRUST
                                      COMPANY



                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                   EXHIBIT A

                                                              __________________
                                                           No. of Warrant Shares

                          FORM OF WARRANT CERTIFICATE

                                    NO. W-__

                          VOID AFTER ___________, 2000

                              WARRANT CERTIFICATE
                         FOR PURCHASE OF COMMON SHARES

                                   OLICOM A/S


         This certifies that FOR VALUE RECEIVED, _______________ is the registered holder (the "Registered Holder") of a Warrant (the "Warrant") to purchase the shares of common stock, nominal value DKK 0.25 per share (the "Common Stock"), of Olicom A/S, a corporation organized under the laws of the Kingdom of Denmark (the "Company"), specified above. This Warrant entitles the Registered Holder, but only subject to the terms and conditions set forth herein and in the Warrant Agreement (as hereinafter defined), to purchase the number of fully paid and nonassessable shares (each a "Warrant Share") of Common Stock indicated above at any time after issuance through the Expiration Date (as hereinafter defined), upon presentation and surrender of this Warrant Certificate and the form on the reverse hereof duly executed at the principal office of American Stock Transfer & Trust Company, as warrant agent, or its successor (the "Warrant Agent"), accompanied by payment of $19.74 per share of Common Stock (the "Exercise Price") to be purchased hereunder in lawful money of the United States of America by money order or certified or official bank check made payable to the Company.

         This Warrant Certificate and each Warrant represented hereby are issued pursuant to, and are subject in all respects to the terms and conditions set forth in, the Warrant Agreement, dated ______________, 1997 (the "Warrant Agreement"), by and between the Company and the Warrant Agent.

         Prior to the Expiration Date, upon the occurrence of certain events provided for in the Warrant Agreement, the Exercise Price or the number of shares of Common Stock subject to purchase upon the exercise of each Warrant represented hereby are subject to modification or adjustment.

         Each Warrant represented hereby is exercisable at the option of the Registered Holder. In the case of the exercise of less than all of the Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates, which the Warrant Agent shall countersign, for the balance of such Warrants.

         The "Expiration Date" shall mean ______________, 2000, or such earlier date as all of the Warrants shall be exercised or redeemed. No Warrant may be exercised after the 5:00 p.m., Eastern time, on the Expiration Date, and all rights of the registered holders of the Warrants shall cease after 5:00 p.m., Eastern time, on the Expiration Date.

         This Warrant Certificate is exchangeable upon surrender hereof by the Registered Holder at the principal office of the Warrant Agent in New York, New York, or the principal office of the Company in greater Copenhagen, Denmark, for another Warrant Certificate or Warrant Certificates of like tenor and representing in the aggregate the number of Warrants evidenced by the Warrant Certificate or Warrant Certificates so surrendered.

         Prior to due presentment for registration or transfer of this Warrant Certificate, the Company and the Warrant Agent shall deem and treat the Registered Holder hereof as the absolute owner of Warrants (notwithstanding any notation of ownership or other writing on the Warrant Certificate made by anyone other than the Company or the Warrant Agent), for the purpose of any exercise thereof and for all other purposes, and no transfer or exchange will be effective unless made in accordance with Sections 11 and 12 of the Warrant Agreement, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

         This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

         This Warrant Certificate is not valid unless countersigned by the Warrant Agent.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed by its duly authorized officers and has caused its corporate seal to be affixed hereunto.





Dated:                   , 1997
       ------------------
                                        OLICOM A/S



                                        By:
                                           ------------------------------------
                                        Its:
                                           ------------------------------------

COUNTERSIGNED:

AMERICAN STOCK TRANSFER &
  TRUST COMPANY, as warrant agent


By:_________________________________

Name: _____________________________
         Authorized Office


         FORM TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO EXERCISE WARRANTS

         The undersigned Registered Holder hereby irrevocably elects to exercise Warrants represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in the name of

           PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

                            ________________________

and be delivered to

______________________________________________________

______________________________________________________

______________________________________________________

______________________________________________________

(PLEASE PRINT OR TYPE NAME AND ADDRESS)



and if such number of exercised Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to the Registered Holder at the address stated below.

Dated: ___________________         X ________________________________________
                                         (Signature of Registered Holder)


                                   __________________________________________
      --------------------

                                   __________________________________________
      --------------------

                                   __________________________________________
      --------------------
                                   (Please print or type name and address of
                                    registered holder)

                                   Signature Guarantee Stamp Required Here
                                   if  Securities are to be Delivered to a
                                   Person Other Than Registered Holder


                                   ASSIGNMENT
                    TO BE EXECUTED BY THE REGISTERED HOLDER
                          IN ORDER TO ASSIGN WARRANTS





FOR VALUE RECEIVED,_________________________ hereby sells, assigns and transfers unto _______________________________________________________


                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                        IDENTIFYING NUMBER OF TRANSFEREE

                          ____________________________



(Please print or type name and address)

         _______________________ of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints
___________________________, Attorney, to transfer the Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:                              X____________________________________
        --------------------------
                                    (Signature of Registered Holder)


                                     Signature Guarantee Stamp Required Here



THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND ALL REQUIRED SIGNATURE GUARANTEES MUST BE PROVIDED BY A MEMBER OF THE MEDALLION STAMP PROGRAM.